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                                                                  EXHIBIT 10.27


                              ARMOR HOLDINGS, INC.

                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN


                                   I. PURPOSE

                  ARMOR HOLDINGS, INC. (the "Company") desires to afford certain of its key employees and consultants and the key employees and consultants of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees and consultants an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

                  The Company, by means of this Amended and Restated 1996 Stock Option Plan (the "Plan"), seeks to retain the services of key employees and consultants and to enable the Company to attract and retain persons of competence.

                  The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or consultant.

                  The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

                    II. AMOUNT OF STOCK SUBJECT TO THE PLAN
                             AND OTHER LIMITATIONS

                  (a) The total number of shares of common stock of the Company which may be purchased or acquired pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 1,750,000 shares of the authorized common stock, $.01 par value per share (the "Common Stock"), of the Company (the "Shares"), such number subject to adjustment as provided in
Article XI hereof. Shares of Common Stock that are the subject of Options shall be counted only once in determining whether the maximum number of Shares of Common Stock that may be purchased or awarded under the Plan has been exceeded.

                  (b) Shares of Common Stock acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the


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discretion of the Company. If and to the extent that Options granted under the
Plan expire or terminate without having been exercised, the Shares of Common Stock covered by such expired or terminated Options shall again become available for award under the Plan.

                  Except as provided in Articles XVIII and XXI, the Company may, from time to time during the period beginning on the date of the adoption of the Plan by the Company (the "Effective Date") and ending on the date which is ten (10) years from the Effective Date (the "Termination Date"), grant to Participants (as defined in Article IV), Incentive Options and/or Non-Qualified Options under the terms hereinafter set forth.

                  As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.

                              III. ADMINISTRATION

                  The board of directors of the Company (the "Board of Directors") shall designate from among its members an option committee (the "Committee") to administer the Plan. The Committee shall consist of not less than two (2) members of the Board who meet the definition of "outside director" under the provisions of Section 162(m) of the Code and the definition of "non-employee director" under the provisions of Rule 16b-3 (or any successor rule or regulation ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). No member of the Committee shall have been within one year prior to appointment to, or while serving on, the Committee granted or awarded equity securities of the Company pursuant to this or any other plan of the Company except to the extent that participation in any such plan or receipt of any such grant or award would not adversely affect the Committee member's status as a "non-employee director" or as an "outside director." A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

                  Any or all powers and functions of the Committee may be exercised at any time and from time to time by the Board of Directors.

                  Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the Participants (as defined in Article IV) to whom Options shall be granted, the time when such Options shall be granted, the number of Shares of Common Stock which shall be subject to each Option, the exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof (which need not be identical).




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                  Subject to the express provisions of the Plan, the Board of
Directors or the Committee, as the case may be, also shall have authority to construe the Plan and the Options granted thereunder, to amend the Plan and the Options thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) granted thereunder and to make all other determinations necessary or advisable for administering the Plan. The Board of Directors or the Committee, as the case may be, also shall have the authority to require, in its discretion, as a condition of the granting of any such Option, that the Participants (as defined in Article IV) agree (i) not to sell or otherwise dispose of Shares of Common Stock acquired pursuant to the exercise of such Option for a period of six (6) months following the date of the acquisition of such Option and (ii) that in the event of termination of employment of such employee or the engagement of such consultant, as the case may be, other than as a result of dismissal without cause, such Participant (as defined in Article IV) will not, for a period to be fixed at the time of the grant of the Option, enter into any other employment or consulting arrangement or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee or consultant, as the case may be, will be called upon to utilize special knowledge obtained through employment with or retention by the Company or any subsidiary corporation or parent corporation thereof. In no event will a Participant (as defined in Article IV) who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to sell or otherwise dispose of any Shares of Common Stock acquired pursuant to exercise of any such Options for a period of six (6) months from the date of the acquisition of such Options.

                  The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

                  The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such legal counsel, consultant or agent. Expenses incurred by the Board of Directors or the Committee, as the case may be, in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options granted hereunder.

                                IV. ELIGIBILITY

                  Options may be granted only to persons employed and consultants engaged by the Company or of any subsidiary corporation or parent corporation of the Company (such employees and consultants hereinafter at times collectively referred to as the "Participants"), except as hereinafter provided, and shall not be granted to any director who is not also an employee of the Company.

                  Incentive Options shall not be granted to consultants.




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                  The Plan does not create a right in any employee or
consultant to participate in the Plan, to become or remain an employee of the Company, nor does it create a right in any Participant to have any Options granted to him or her.

                          V. OPTION PRICE AND PAYMENT

                  The exercise price for each Share of Common Stock purchasable under any NonQualified Option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall deem appropriate, but in no event less than the par value of a Share of Common Stock.

                  The price for each Share of Common Stock purchasable under any Incentive Option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall, in its best judgment, determine to be not less than one hundred per cent (100%) of the fair market value per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share of Common Stock shall be such amount as the Board of Directors or the Committee, as the case may be, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted. In determining stock ownership of a Participant for any purposes under the Plan, the rules of
Section 424(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the Participant and believed by it to be true.

                  If the Common Stock is listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Common Stock is listed on a national securities exchange in the United States on such date, but is not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Common Stock was traded. If the Common Stock is listed on more than one national securities exchange in the United States on the date on which the fair market value per Share is to be determined, the Board of Directors or the Committee, as the case may be, shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

                  For purposes of this Plan, the determination by the Board of Directors or the Committee, as the case may be, of the fair market value of a Share shall be conclusive.

                  Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares of Common Stock to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check or such other arrangement for the



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satisfaction of the full purchase price as the Committee may determine to the extent permitted by applicable law, including but not limited to, by delivering to the Company shares of Common Stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder free and clear of all liens and encumbrances having a fair market value equal to the exercise price applicable to that portion of the Option being exercised by the delivery of such Shares. The fair market value of the stock so delivered shall be determined by the Committee, in its sole discretion, as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

                              VI. USE OF PROCEEDS

                  The cash proceeds of the sale of Shares of Common Stock pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

         VII. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

                  Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Board of Directors or the Committee, as the case may be, shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten per cent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five
(5) years from the date such Option is granted.

                  Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of Common Stock for which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company or of any parent corporation or subsidiary corporation of the Company) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of Common Stock is determined as of the time the Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

                  Subject to the provisions of Article XVII, the Board of Directors or the Committee, as the case may be, shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

                  To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.




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                  In no event shall an Option granted hereunder be exercised for a fraction of a Share.

                  The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                           VIII. EXERCISE OF OPTIONS

                  Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of shares to be purchased and specifying a business day not more than fifteen
(15) days from the date such notice is given for the payment of the purchase price against delivery of the Shares of Common Stock being purchased. Subject to the terms of Articles XIII, XV, and XVI, the Company shall cause certificates for the Shares of Common Stock so purchased to be delivered to the optionee at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

                       IX. NON-TRANSFERABILITY OF OPTIONS

                  No option granted hereunder shall be transferable otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in a stock option agreement at the time of grant or thereafter, that the options (other than Incentive Options) may be transferred to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. For this purpose, immediate family means the Participant's spouse, parents, children, stepchildren, grandchildren and legal dependents. Any transfer of options made under this provision will not be effective until notice of such transfer is delivered to the Company.

                          X. TERMINATION OF EMPLOYMENT

                  Upon termination of the employment of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, an Option previously granted to the Participant, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

                  (a) if the Participant shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such person who acquired such



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                           Option by bequest or inheritance or by reason of the
                           death of the Participant, may, not later than one
                           (1) year from the date of death, but in no event later than the expiration of the stated term of such Option, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares of Common Stock as specified by the Board of Directors or the Committee, as the case may be, in such Option; and

                  (b) if the employment of any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability (as defined in
                           Section 22(e)(3) of the Code) or dismissal by the employer other than for "cause" (as defined below), and while such Participant is entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares of Common Stock as specified by the Board of Directors or the Committee, as the case may be, in such Option, at any time up to and including (i) three
                           (3) months after the date of such termination of employment in the case of termination by reason of dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of retirement or disability. Notwithstanding anything to the foregoing to the contrary contained herein, upon the termination without cause of any Participant who has been granted Non-Qualified Options pursuant to the Plan, the Board of Directors or the Committee, as the case may be, shall have the right, in their sole discretion (only with respect to Non-Qualified Options granted pursuant to the Plan), to either (i) accelerate the time period during which a Participant may exercise all or a part of any such Option previously granted and/or (ii) extend the time period in which such Participant may exercise such Option, to a period of up to one (1) year after the date of such Participant's termination without cause.

                  In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

                  If the Participant voluntarily terminates his or her employment, other than by reason of his/her retirement, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Board of Directors or the Committee, as the case may be, forthwith terminate with respect to any unexercised portion thereof.

                  If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled Participant or former Participant, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any Participant or former Participant, written notice of such exercise shall be accompanied by a certified copy of letters



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testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

                  For the purposes of the Plan, the term "for cause" shall mean
(i) with respect to a Participant who is party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board of Directors or the Committee, as the case may be, in its sole discretion, (a) the willful commission by a Participant of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by a Participant of an act of fraud in the performance of such Participant's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (c) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the Participant's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Board of Directors. For purposes of the Plan, no act, or failure to act, on the Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence, such individual shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to reemployment with the corporation granting the option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

                  A termination of employment shall not be deemed to occur by reason of (i) the transfer of a Participant from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company, or (ii) the transfer of a Participant from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.




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                  In the event of the complete liquidation or dissolution of a subsidiary corporation, or in the event that such corporation ceases to be a subsidiary corporation, any unexercised Options theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. In the event an Option is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each Participant holding unexercised Options and such holder will have the right to exercise such Options in full (without regard to any limitation set forth or imposed pursuant to Article VII) during the thirty (30) day period following notice of such cancellation.

            XI. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

                  In the event of any change in the outstanding Shares of Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split- off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Board of Directors or the Committee, as the case may be, shall make such adjustment to each outstanding Option that it, in its sole discretion, deems appropriate. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Board of Directors or the Committee, as the case may be, shall make any further adjustment as may be appropriate to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares which may be so acquired by one Participant and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Board of Directors as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder to be other than an "incentive stock option" for purposes of Section 422 of the Code.

                       XII. RIGHT TO TERMINATE EMPLOYMENT

                  The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of Options and it shall not impose any obligation on the part of any holder of Options to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                         XIII. PURCHASE FOR INVESTMENT

                  Except as hereinafter provided, the Board of Directors or the Committee, as the case may be, may require a Participant, as a condition upon exercise of any Option granted hereunder, to execute and deliver to the Company
(a) stock powers with respect to Shares underlying a particular Option and required to be held by a custodian, and (b) a written statement, in form satisfactory to the Board of Directors or the Committee, as the case may be, in which the Participant represents and warrants that Shares are being acquired for such person's



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own account for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Board of Directors or the Committee, as the case may be, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the Participant shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current, or
(ii) re-offerings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being re-offered are registered under the Securities Act and a prospectus in respect thereof is current.

            XIV. ISSUE OF CERTIFICATES, LEGENDS, PAYMENT OF EXPENSES

                  Upon any exercise of an Option which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

                  The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or
(iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

                  The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares, unless such Registration Statement under the Securities Act has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

                  All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.




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                             XV. WITHHOLDING TAXES

                  The Company may require a Participant, if applicable, exercising a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such Participant for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the Participant upon such terms and conditions as the Board of Directors shall prescribe. The corporation that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a NonQualified Option (the "Tax Date"), except as set forth below, a holder of a Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company to withhold from Shares of Common Stock issuable in the related exercises either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (ii) tendering Shares previously issued pursuant to the exercise of an Option or other Shares of the Company's Common Stock owned by the holder, or (iii) combining any or all of the foregoing options in any fashion. An Election shall be irrevocable. The withheld Shares and other Shares tendered in payment shall be valued at their fair market value (determined in accordance with the principles set forth in Article V of the Plan) on the Tax Date. The Board of Directors or the Committee, as the case may be, may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares of Common Stock or exercises. The Board of Directors or the Committee, as the case may be, may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate.

                   XVI. LISTING OF SHARES AND RELATED MATTERS

                  The Board of Directors or the Committee, as the case may be, may delay any award, issuance or delivery of Shares of Common Stock if it determines that listing, registration or qualification of Shares of Common Stock or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors or the Committee, as the case may be.

                          XVII. AMENDMENT OF THE PLAN

                  The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, to the extent required by Rule 16b-3 or for the exception for performance-based compensation under Section 162(m) of the Code, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XI), (ii) reduce the exercise price of any Option granted hereunder, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to Participants under the Plan or extend the maximum option period under Section VII. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the Options granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or Option without the consent of the holder of such Option.

                  XVIII. TERMINATION OR SUSPENSION OF THE PLAN

                  The Board of Directors or the Committee, as the case may be, may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXI or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Board of Directors to construe and administer any Options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

                               XIX. GOVERNING LAW

                  The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining or such other jurisdiction as the Company may become reincorporated under.

                             XX. PARTIAL INVALIDITY

                  The invalidity or illegibility of any provision hereof shall not be deemed to affect the validity of any other provision.

                              XXI. EFFECTIVE DATE

                  The Plan shall become effective upon its approval by the stockholders of the Company.



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



                   (NO.1) SCHEDULE (INLAND REVENUE APPROVED)

                                       TO

                              ARMOR HOLDINGS, INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN


ALTERATION AND AMENDMENTS TO THE PLAN IN RESPECT OF ITS
OPERATION IN RELATION TO UNITED KINGDOM EMPLOYEES


1. In this Schedule, "Plan" refers to the Armor Holdings, Inc. Amended and Restated 1996 Stock Option Plan and words and expressions defined therein shall have the same meaning when used in this Schedule. The provisions of the Plan shall apply to the provisions of this Schedule except where expressly varied herein.

2. It is intended that Options granted by the Company pursuant to this Schedule to persons ("UK Participants") employed by the Company and/or its subsidiary corporations in the UK and subject to UK Income Tax of such employment will be granted pursuant to an approved share option scheme within the provisions of Section 185 of and Schedule 9 to the United Kingdom Income and Corporation Taxes Act 1988 ("ICTA 1988").

3. Article II shall be amended in relation to Options granted pursuant to this Schedule so that: (i) "Share" shall mean "an ordinary share in the capital of the Company which complies with the conditions of paragraphs 10-14 Schedule 9 ICTA 1988"; (ii) "subsidiary corporation" shall mean "any company of which the Company has control", and (iii) "parent corporation" shall mean "any company which has control of the Company", in each case within the meaning of Section 416 of ICTA 1988.

4. Article III (apart from the third paragraph thereof) shall not apply and the following clause shall be added to that paragraph: "Options may be granted so that their exercise shall be subject to such objective conditions (not inconsistent with the provisions of this Schedule) as the Directors may, in their discretion, think fit. In addition, the Board may designate any Option as a "Special Executive Option" at the date of grant, in which case the proviso in Rule 8(b) of this Schedule shall apply."

5. Options may only be granted pursuant to this Schedule to UK Participants who are employees of the Company or any subsidiary corporation and who are (i) not excluded by paragraph 8 of Schedule 9 ICTA 1988; and (ii) required to devote substantially the whole of his/her working time to the affairs of the Company and/or any subsidiary corporation, and the provisions of Article IV shall be amended accordingly. No employee shall be eligible to participate in the Plan pursuant to this Schedule unless required in that capacity to work for the Company and/or any subsidiary corporation for at least 20 hours per week excluding meal breaks (or, in the case of directors, at least 25 hours per week excluding meal breaks).

         No option may be granted pursuant to this Schedule to any UK Participant to this Schedule which would result in the aggregate purchase price of Shares comprised in outstanding Options granted to him or her under the Plan together with the aggregate purchase price of shares in subsisting options granted to him or her under any other scheme, (not being a savings related share option scheme), approved under Schedule 9 ICTA 1988 and established by the Company or any associated company (within the meaning of Section 416 ICTA 1988) exceeding the limit from time to time specified in paragraph 28(1) of
         Schedule 9 ICTA 1988.

6. The first two paragraphs of Article V shall not apply in relation to Options granted pursuant to this Schedule, but the following provisions shall apply instead:

         a) the price for each Share under Option shall be determined by the Board of Directors or the Committee and be denominated in dollars, but shall not be less than the greater of:

                            (i) while the Shares are listed on the American Stock Exchange (or the New York Stock Exchange), the average of the high and low quotations at which the Shares are sold on the American Stock Exchange (or such other stock exchange) on the date of grant. If the Shares are not traded on such date, the closest preceding date on which Shares were traded shall be taken;

                            (ii) if the Shares are not so listed, the market value of a Share on the date of the grant of the Option or on the business day immediately preceding that date determined in accordance with Part VII of the United Kingdom Taxation of
                                            Chargeable Gains Act 1992 and
                                            agreed in advance for the purpose
                                            of the Plan with the United Kingdom
                                            Inland Revenue Shares Valuation
                                            Division; and

                            (iii)           the nominal value of the Share.

         b) the price for each Share purchasable under such Option shall be payable in cash in full on the exercise of the Option.

7. Article VII shall not apply in relation to Options granted pursuant to this Schedule and the following provisions shall apply instead:

                  "An Option shall be exercisable at such times, in such amounts and during such periods as the Board of Directors or the Committee, as the case may be, shall determine at the date of the grant of such Option but shall not be exercisable in any event after the expiration of ten years from the date of grant;"

         No Option may be exercised by any UK Participant at any time when he or she is precluded by paragraph 8 of Schedule 9 ICTA 1988 from participating in the Plan.

8.       The following shall apply in place of Article X:

                  "On the occurrence of any of the circumstances described in the following paragraphs and subject to the fulfillment of any performance condition(s), an Option shall become, if it is not already, exercisable and shall remain exercisable until the expiry of the relevant period specified:-

                  (a)      the death of the Participant

                                    -12 months commencing on the date of the Participant's death, not to exceed the expiration of the period of exercisability of such Option;

                  (b) the Participant ceasing to hold Employment by reason of:

                           (i)      -disability, as defined in the Plan, or
                                    injury

                                    -12 months commencing on the date of the occurrence of such disability or injury not to exceed the expiration of the term of such Option

                           (ii) -retirement of the Participant whether at contractual retirement age or (with the consent of the Board of Directors) at an earlier age

                                    -12 months commencing on the date of such retirement, not to exceed the expiration of the term of such Option

                           (iii)    -redundancy

                                    -three months commencing on the date of
                                    such cessation, not to exceed the
                                    expiration of the period of exercisability of such Option

                           (iv) -any other circumstances which the Board of Directors or the Committee may in its discretion determine (such determination to take place within two months of such cessation) to fall within this Rule

                                    12 months commencing on the date of such cessation, not to exceed the expiration of the period of exercisability of such Option

                           PROVIDED THAT in the case of an Option designated as a "Special Executive Option", sub clauses (b)(ii) and (iv) shall not apply.

                           An Option shall lapse and cease to be exercisable upon the earliest to happen of the following:-

                           (i) the expiry of the period of exercisability specified by the Board of Directors or the Committee under Article VII;

                           (ii) the first anniversary of the date of death of the Participant;

                           (iii) the date upon which the Participant ceases to hold employment by reason of "cause" as defined in the Plan;

                           (iv) the date upon which the Participant is adjudicated bankrupt;

                           (v) any breach or purported breach of Article IX by the Participant;

                           (vi) the expiry of any of the periods mentioned in this Rule;

                           (vii) the date on which the Participant ceases to hold Employment for any reason other than any of the matters referred to in (b) and the Board of Directors or the Committee does not within two months determine that his or her options may be exercised."

9. Article XI shall, in the case of any Option granted pursuant to this Schedule, be amended to exclude references to "split-up, split-off and spin-off" and any adjustment made under that Article shall be subject to:

         a) confirmation from the auditors of the Company that such adjustment is fair and reasonable;

         b) prior approval of the United Kingdom Inland Revenue ("Inland Revenue");

         c) the Shares continuing to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 of ICTA 1988.

10. Article XVII shall apply with the additional requirement that no amendment shall have effect until approved by the Inland Revenue.

                         (NO. 2) SCHEDULE (UNAPPROVED)

                                       TO
                              ARMOR HOLDINGS, INC.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN


In this Schedule 2 "Plan" refers to the Armor Holdings, Inc. Amended and Restated 1996 Stock Option Plan together with the (No. 1) Schedule and words and expressions defined therein shall have the same meaning when used in this (No. 2) Schedule. The provisions of the Plan shall apply to the provisions of this (No. 2) Schedule except where expressly varied herein.

1. Options may be granted by the Company pursuant to this (No. 2) Schedule to UK Participants. It is intended that the (No. 2) Schedule to the Plan will not be approved by the Inland Revenue pursuant to
         Schedule 9 to ICTA 1988.

2. The limit on the aggregate exercise price of options that may be held by an individual set out in clause 5 of the (No. 1) Schedule, shall not apply to Options granted under this (No. 2) Schedule.

3. All requirements in the Plan for the approval, consent or agreement of the Inland Revenue shall not apply.